UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 13, 2009
(Date of earliest event reported)
Akorn, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-32360	72-0717400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1925 W. Field Court, Suite 300,
Lake Forest, Illinois 60045
(Address of principal executive offices, zip code)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, pursuant to an Assignment Agreement (“Assignment”) between General Electric Capital Corporation (“GE”) and EJ Funds LP (“EJ”), EJ became the agent and lender to Akorn, Inc. (“Akorn”) and Akorn (New Jersey), Inc. (together with Akorn, the “Borrowers”) under the Credit Agreement, dated January 7, 2009, originally among the Borrowers and GE as lender and agent. In connection with the Assignment, on March 31, 2009, EJ and the Borrowers entered into a Memorandum of Agreement (the “MOA”) that outlined on a non-binding basis certain anticipated terms of EJ’s and the Borrowers’ relationship moving forward.
     On April 13, 2009, the Borrowers entered into a Modification, Warrant and Investor Rights Agreement (the “Modification Agreement”) with EJ that, among other things, modifies certain terms of the Credit Agreement and provides EJ with certain rights as contemplated by the MOA. The Modification Agreement modifies the Credit Agreement by, among other things, (i) providing an extended cure period for any event, other than specified types of “Material Defaults” listed in Section 2(a) of the Modification Agreement, which could constitute an Event of Default under the Credit Agreement until July 22, 2009, unless that period is terminated early upon the occurrence of a Material Default or as otherwise provided in the Modification Agreement, (ii) setting the interest rate for all amounts outstanding under the Credit Agreement at an annual rate of 10% with interest payable quarterly, (iii) granting a security interest in and lien upon all the collateral under the Credit Agreement to the John N. Kapoor Trust dated September 20, 1989 (the “Kapoor Trust”) as security for the Subordinated Promissory Note dated July 28, 2008 in the initial principal amount of $5,000,000 (the “Subordinated Note”) payable by Akorn to the Kapoor Trust, and (iv) requiring the Borrowers to, within thirty days after the date of the Modification Agreement, enter into security documents consisting of a security agreement and mortgages (if requested by the Kapoor Trust) in form and substance substantially similar to the corresponding security documents under the Credit Agreement for the benefit of the Kapoor Trust’s interest in the Subordinated Note. The Modification Agreement also grants EJ the right to require Akorn to nominate two directors to serve on Akorn’s Board of Directors. The Kapoor Trust is entitled to require Akorn to nominate a third director under a Stock Purchase Agreement dated November 15, 1990 between Akorn and the Kapoor Trust. In addition, the Borrowers agreed to pay all accrued legal fees and other expenses of EJ that relate to the Credit Agreement and other loan documents, including legal expenses incurred with respect to the Modification Agreement, the MOA and the Assignment Agreement.
     Pursuant to the Modification Agreement, on April 13, 2009 Akorn granted EJ a warrant (the “Modification Warrant”) to purchase 1,939,639 shares of Akorn common stock at an exercise price of $1.11 per share, subject to certain adjustments. The Modification Warrant expires five years after the date of issuance and is exercisable upon payment of the exercise price in cash or by means of a cashless exercise yielding a net share figure. Under the Modification Agreement, Akorn has the right to convert the Subordinated Note into term indebtedness under the Credit Agreement in exchange for additional warrants on terms substantially identical to the Modification Warrant to purchase 343,299 shares of Akorn common stock for each $1,000,000 of converted debt. The exercise price of those warrants would also be $1.11 per share.
     The shares of Akorn common stock issuable upon exercise of the warrants, along with other shares of common stock held by EJ and its affiliates (collectively, the “Registrable Securities”), are subject to registration rights as set forth in the Modification Agreement. Under the Modification Agreement, Akorn agreed to file a registration statement (the “Registration Statement”) with the SEC within 75 days of the date of the Modification Agreement. Akorn also agreed to continue the effectiveness of the Registration Statement until the earliest of the dates (i) all Registrable Securities have been sold, (ii) all the Registrable Securities may be sold in a single transaction by their holders to the public under Rule 144 under the Securities Act of 1933, as amended (the “Act”), and (iii) no shares of Akorn common stock registered under the Registration Statement qualify as Registrable Securities.

     Dr. John N. Kapoor, Akorn’s Chairman, largest shareholder and lender under the Credit Agreement and the Subordinated Note, is the President of EJ Financial Enterprises, Inc., which is the general partner of EJ. Dr. Kapoor is also the beneficiary and sole trustee of the Kapoor Trust.
     The descriptions of the Modification Agreement and Modification Warrant in this Current Report on Form 8-K are only summaries. They are qualified in their entirety by the full text of those documents, which are filed as exhibits hereto and are incorporated by reference herein.
     The references to the Credit Agreement herein are qualified in their entirety by Akorn’s previous disclosure in its Current Report on Form 8-K filed with the SEC on January 9, 2009, which is incorporated herein by reference, and the full text of the Credit Agreement, which is incorporated herein by reference to Exhibit 10.1 to that Current Report on Form 8-K. The references to the Subordinated Note herein are qualified in their entirety by Akorn’s previous disclosure in its Current Report on Form 8-K filed with the SEC on August 1, 2008, which is incorporated herein by reference, and the full text of the Subordinated Note, which is incorporated herein by reference to Exhibit 10.1 to that Current Report on Form 8-K. The references to the MOA herein are qualified in their entirety by Akorn’s previous disclosure in its Current Report on Form 8-K filed with the SEC on April 6, 2009, which is incorporated herein by reference, and the full text of the MOA, which is incorporated herein by reference to Exhibit 10.1 to such Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to Akorn’s unregistered issuance of the Modification Warrant under the Modification Agreement is incorporated into this Item 3.02 in its entirety. The issuance of the warrants is a private placement under Section 4(2) of the Act and/or Rule 506 of Regulation D under the Act, pursuant to the terms of the Modification Agreement. There were no commissions paid in connection with the issuance of the warrants.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
4.1	Akorn, Inc. Common Stock Purchase Warrant, dated April 13, 2009, in favor of EJ Funds LP.

4.2	Modification, Warrant and Investor Rights Agreement, dated April 13, 2009, among Akorn, Inc., Akorn (New Jersey), Inc., and EJ Funds LP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Interim Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

Date: April 16, 2009